UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140545	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01     Entry into a Material Definitive Agreement.

On May 20, 2009, Deer Consumer Products, Inc. ("Deer" or the "Company") completed a closing of a private placement offering of 530,000 Units at an offering price of $1.84 per Unit for aggregate gross proceeds of $975,200 to one non-U.S. investor.  Each Unit consisted of one share of Deer's common stock, par value $.001 per share (the "Common Stock"), and a three year warrant to purchase 15% of one share of Common Stock, or an aggregate of 79,500 shares of Common Stock, at an exercise price of $3.45 per share.  The investors received registration rights. The forms of the warrants and Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company on April 3, 2009.

The Company issued the shares pursuant to an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended.

The above descriptions are not complete and are qualified in their entirety by reference to the complete text of those documents, which are incorporated herein by reference.

Deer anticipates that the net proceeds of the Offering will be used for working capital purposes.

Item 3.02     Un-Registered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Item 8.01     Other Events.

On May 26, 2009, Deer Consumer Products issued a press release announcing the opening of its 40th franchise chain store targeting end user Chinese consumers.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Number	Document

10.1	Form of Warrant (Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 3, 2009).

10.2	Form of Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 3, 2009).

99.1	Press Release, dated May 26, 2009, “Deer Consumer Products, Inc. Announces the Opening of the 40th Franchise Chain Store Targeting End User Chinese Consumers”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC.

By:	/s/ Ying He
Name: Mr. Ying He
Date: May 26, 2009	Title: Chief Executive Officer